UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 26, 2002

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                 P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     On March 26, 2002, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of Amendment No. 3 to its senior secured credit facility on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     On March 27, 2002, the Mohegan Tribal Gaming Authority (the "Authority") filed a registration statement under the Securities Act of 1933 on Form S-4, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form S-4, Securities and Exchange Commission file reference No. 033-80655.

     On April 5, 2002, the Mohegan Tribal Gaming Authority, (the "Authority") announced that the Authority, an instrumentality of the Mohegan Tribe of Indians determined to dismiss its independent auditors, Arthur Andersen LLP and to engage the services of PricewaterhouseCoopers LLP as its new independent auditors on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference No. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WATERFORD GAMING, L.L.C.



Date: April 5, 2002              By:/s/Len Wolman
                                       Len Wolman, Chief Executive Officer